UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2021

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way

Windsor, Ontario

Canada

N8T 3R9

(Address of principal executive offices, including zip code)

(519) 419-4958

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered

None	N/A	N/A

☑

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2021, CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”) entered into a business coaching contract (the “Agreement”) with CONFIEN SAS (“CS”). Pursuant to the Agreement, CS agreed to provide the Company with business coaching services to address overall goals as well as specific projects of the Company. Services under the Agreement, may include setting priorities, establishing goals, identifying resources, brainstorming, creating action plans, asking clarifying questions, and providing models, examples, and in-the- moment skills training. Pursuant to the Agreement, the Company agreed to compensate CS by issuing CS 650,000 restricted shares of the Company’s common stock (the “Shares”) pursuant to a Restricted Stock Agreement under the Company’s 2021 Equity Compensation Plan. The term of the Agreement is for twelve (12) months, after which time the Agreement shall be on a month-to-month basis, and the Company or CS, must give the other party two (2) weeks’ notice if they desire to terminate the Agreement. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

On April 2, 2021, in order to issue the Shares under the Agreement, the Company entered into a Restricted Stock Agreement under the Company’s 2021 Equity Compensation Plan (the “RSA”) pursuant to which the Company issued the Shares to CS. The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by the full text of the RSA, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The Shares issued as described in Item 1.01 are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 10.2	Business Coaching Contract between CEN Biotech, Inc. and CONFIEN SAS dated April 2, 2021. Restricted Stock Agreement between CEN Biotech, Inc. and CONFIEN SAS dated April 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: April 8, 2021	By:	/s/ Bahige Chaaban
Bahige Chaaban
Interim Chief Executive Officer
(principal executive officer)